UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

HOOKIPA Pharma Inc.

(Exact name of  registrant as specified in its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOOK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Information.

On January 2, 2025, HOOKIPA Pharma Inc. (the “Company”) and Poolbeg Pharma plc (“Poolbeg”) released an announcement pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers that the Company and Poolbeg have entered into non-binding discussions for the potential acquisition by the Company of the entire issued share capital of Poolbeg. A copy of the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

The Company has prepared an investor presentation related to the proposed acquisition described above, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Announcement pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers, dated January 2, 2025.
99.2	Corporate Presentation, dated January 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2025	HOOKIPA Pharma Inc.

	By:	/s/ Terry Coelho
	Name:	Terry Coelho
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS IS AN ANNOUNCEMENT FALLING UNDER RULE 2.4 OF THE CITY CODE ON TAKEOVERS AND MERGERS (“THE CODE”) AND DOES NOT CONSTITUTE AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.7 OF THE CODE. THERE CAN BE NO CERTAINTY THAT AN OFFER WILL BE MADE.

THIS ANNOUNCEMENT CONSTITUTES INSIDE INFORMATION AS STIPULATED UNDER THE MARKET ABUSE REGULATION (EU) NO. 596/2014, AS IT FORMS PART OF UK DOMESTIC LAW BY VIRTUE OF THE EUROPEAN UNION (WITHDRAWAL) ACT 2018.

For immediate release

2 January 2025

Poolbeg Pharma plc

(“Poolbeg” or the “Company”)

Combination of Poolbeg and HOOKIPA Pharma Inc.

The boards of directors (each a “Board”) of HOOKIPA Pharma Inc. (“HOOKIPA”) and Poolbeg Pharma plc (“Poolbeg”) are pleased to announce that they have entered into non-binding discussions for an all-share acquisition by HOOKIPA of Poolbeg (the “Potential Combination”) to create a strong clinical-stage biopharmaceutical company focused on developing and commercialising innovative medicines for critical unmet medical needs, with a special focus on next-generation immunotherapies for the treatment of cancer and other serious diseases (the “Combined Group”).

The Potential Combination is intended to be implemented by means of a scheme of arrangement under Part 26 of the Companies Act 2006.

The Boards believe that the Potential Combination would create a Nasdaq-listed Combined Group operated by a combined management team experienced in successfully developing and commercializing medicines with a focus on execution and operational excellence. The Boards also believe the Potential Combination would create a diversified clinical pipeline led by multi-KRAS targeting HB-700, a next generation immunotherapy potentially offering additional treatment options for cancers with limited treatment options, and Phase 2-ready small molecule POLB 001, a potentially breakthrough orally delivered preventative therapy for cancer immunotherapy-induced CRS, with potential value inflection points in areas of interest in the pharmaceutical industry. Furthermore, the Boards expect the Potential Combination to bolster near-term clinical data catalysts, with clinical data expected across multiple programmes over the next 24-months in large therapeutic areas with unmet medical needs. The Combined Group would also have two partnered programmes with Gilead Sciences, Inc. (“Gilead”), offering the potential of significant development and commercialisation milestones in addition to significant sales royalties (if either product is approved) for the Combined Group’s shareholders.

HOOKIPA is listed on the Nasdaq Capital Market under the symbol HOOK and Poolbeg is listed on AIM under the symbol POLB.

Expected key terms of the Potential Combination based on discussions to date comprise of:

•	Poolbeg shareholders will receive 0.03 HOOKIPA shares for each Poolbeg share held (the “Exchange Ratio”);

•	based on the Exchange Ratio, the Potential Combination would have the effect (on the basis of the assumptions set out below and prior to the dilution resulting from the Fundraise (as defined below)) that Poolbeg shareholders prior to the completion of the Potential Combination are expected to receive, on a fully diluted basis, approximately 55% of the equity in the Combined Group (the “Poolbeg Ownership Percentage”) and HOOKIPA shareholders are expected to hold approximately 45% of the equity in the Combined Group (the “HOOKIPA Ownership Percentage”);

•	HOOKIPA is expected to undertake a 100% primary private placement fundraise of up to approximately $30 million (the “Fundraise”) which will be funded into HOOKIPA immediately following the completion of the Potential Combination in order to provide sufficient capital for the enlarged business to realize meaningful expected value inflection points, including (i) Phase 1 interim data for HB-700 in the first half of 2026, (ii) Phase 2a topline data for POLB 001 in the second half of 2026 and (iii) primary completion of the Phase 1b trial of HB-500 in the second half of 2025. Upon completion of the Fundraise, the Combined Group would be debt free with financial runway through year-end 2026, assuming the receipt of future expected R&D grant proceeds from the Government of Austria, which HOOKIPA has received in previous years for qualifying research and development expenses and capital expenditures. The Fundraise would be expected to be completed concurrently with the completion of the Potential Combination by early in the second quarter of 2025 and would be conditional upon completion of the Potential Combination (unless otherwise waived or amended), although completion of the Potential Combination will not be conditional upon completion of the Fundraise;

•	following the completion of the Fundraise, both the HOOKIPA Ownership Percentage and the Poolbeg Ownership Percentage would be reduced proportionally based on the number of HOOKIPA shares issued to investors in connection with the Fundraise. For example, illustratively assuming the proceeds of the Fundraise total $30 million and HOOKIPA shares are issued to investors at HOOKIPA’s 60-day volume weighted average price (“VWAP”) of $2.81 as of 31 December, 2024, the illustrative HOOKIPA Ownership Percentage, on a fully diluted basis, would be 32.8%, the illustrative Poolbeg Ownership Percentage would be 40.1%, and the investors in the Fundraise would hold 27.1% of the equity in the Combined Group);

•	a percentage of the potential value from certain of HOOKIPA’s programmes will be retained by holders of HOOKIPA shares as at a date to be determined ahead of completion of the Potential Combination (“HOOKIPA Shareholders”) via a contingent value right instrument (“CVR”), with the balance of such potential value attributable to the Combined Group. On a fully diluted basis, The CVR is expected to provide that HOOKIPA Shareholders will be entitled to approximately (i) 55% of the milestone payments made by Gilead to HOOKIPA following the achievement of specified development and commercialisation milestones for the HB-400 and HB-500 programmes (which could be worth up to $407.5 million in nominal terms) and (ii) 80% of proceeds generated by the HB-200 programme (the “HOOKIPA CVR Ownership Percentage”), subject to an adjustment mechanism which may result in a lower HOOKIPA CVR Ownership Percentage based on HOOKIPA’s net cash on completion of the Potential Combination (the “CVR Adjustment Mechanism”). Please refer to Appendix A for additional detail on HOOKIPA’s programmes covered by the CVR and Appendix B for additional detail on the CVR Adjustment Mechanism.

•	HOOKIPA intends to remain as the listed entity for the Combined Group on the Nasdaq Capital Market and Poolbeg is expected to become a private subsidiary of HOOKIPA and apply for cancellation of the admission of its shares to trading on AIM; and

•	The Combined Group is expected to have operations in the European Union, the United Kingdom and the United States of America, and anticipates benefiting from a strong international leadership team comprised of the following individuals:

o	Malte Peters, MD, PhD: Chief Executive Officer

o	Cathal Friel: Executive Chairman, Poolbeg Co-Founder

o	Ian O’Connell: Chief Financial Officer, Poolbeg Co-Founder

o	Mark Winderlich, PhD: Chief Development Officer

o	David Allmond: Chief Business Officer

o	John McEvoy: Chief Legal Officer

The announcement by HOOKIPA of any firm offer under Rule 2.7 of the Code in respect of the Potential Combination is subject to the satisfaction or waiver of a number of customary pre-conditions, including, amongst other things, the satisfactory completion of customary due diligence, finalisation of the terms of the transaction, Board approvals of binding terms and sufficient prior expressions of interest from participants in respect to the Fundraise. Before the announcement of any firm offer under Rule 2.7 of the Code, both HOOKIPA and Poolbeg intend to engage with potential investors in the Fundraise, further details of which will be included in a separate presentation (the “Fundraise Presentation”), which upon first use will be made available on HOOKIPA’s website at www.ir.hookipapharma.com/potential-combination. The Potential Combination would be subject to the approval of both HOOKIPA and Poolbeg shareholders and other conditions.

All discussions to date have been non-binding and on a non-exclusive basis, and there can be no assurance that a firm offer will be made or that any transaction will be completed.

Information on HOOKIPA

HOOKIPA is a clinical-stage biopharmaceutical company focused on developing next generation immunotherapies based on its proprietary arenavirus platform. HOOKIPA’s product candidates are designed to induce specific, robust and durable CD8+ T cells and antibodies to eliminate cancers and serious infectious diseases. HOOKIPA’s pipeline includes biological therapies for oncology, targeting human papillomavirus type 16-positive (“HPV16+”) cancers, KRAS mutated cancers, and other targets. In addition, HOOKIPA has partnered with Gilead to develop therapies that are intended to provide functional cures for hepatitis B virus (“HBV”) and human immunodeficiency virus-1 (“HIV”). HOOKIPA’s next-generation vaccine platform is designed to supercharge immunity with its T cell activation platform based on work of Nobel laureate and HOOKIPA co-founder, Rolf Zinkernagel. Further details of HOOKIPA’s platform are set out in Appendix C.

Information on Poolbeg

Poolbeg is a clinical-stage biopharmaceutical company focused on acquiring, developing and commercialising innovative medicines that will help improve the lives of patients with rare and orphan diseases and where there is a high unmet medical need. Poolbeg’s clinical programmes target large addressable markets including cancer immunotherapy-induced Cytokine Release Syndrome (“CRS”), infectious disease, and metabolic conditions such as obesity with the development of an oral GLP-1R agonist. Further details of Poolbeg’s platform are set out in Appendix C.

Important Takeover Code notes

There can be no certainty that any firm offer will be made, even if the pre-conditions referred to above are satisfied or waived.

In accordance with Rule 2.4(c) of the Code, HOOKIPA will be required, pursuant to Rule 2.6(a) of the Code, by no later than 5.00 p.m. on 30 January 2025, to either announce a firm intention to make an offer for the Company, under Rule 2.7 of the Code, or announce that it does not intend to make an offer for the Company, in which case the announcement will be treated as a statement to which Rule 2.8 of the Code applies. The deadline can only be extended with the consent of the Panel in accordance with Rule 2.6(c) of the Code.

This announcement has been made with the approval of HOOKIPA.

Pursuant to Rule 2.5 of the Code, HOOKIPA reserves the right to introduce other forms of consideration and/or vary the mix or composition of consideration of any offer and vary the transaction structure. HOOKIPA also reserves the right to amend the terms of any offer (including making the offer at a lower value, whether by amending the Exchange Ratio or the HOOKIPA CVR Ownership Percentage or otherwise):

a)	with the recommendation or consent of the Poolbeg board;

b)	if Poolbeg announces, declares or pays any dividend or any other distribution or return of value to shareholders after the date of this announcement, in which case HOOKIPA reserves the right to make an equivalent reduction to the terms of its proposal;

c)	following the announcement by Poolbeg of a Rule 9 waiver pursuant to the Code; or

d)	if a third party announces a firm intention to make an offer for Poolbeg.

Prior to this announcement it has not been practical for HOOKIPA to make enquiries of all persons acting in concert with it to determine whether any dealings in Poolbeg shares by such persons give rise to a requirement under Rule 6 or Rule 11 of the Code for Poolbeg, if it were to make an offer, to offer any minimum level, or particular form, of consideration. While neither HOOKIPA nor Poolbeg are aware of any such dealings, in accordance with Note 4 on Rule 2.4, any such details shall be announced as soon as practicable and in any event by no later than 16 January 2025.

Enquiries:

Poolbeg Pharma Plc	+44 (0) 207 183 1499
Cathal Friel, Chairman	ir@Poolbegpharma.com
Jeremy Skillington, CEO
Ian O'Connell, CFO

Cavendish Capital Markets Ltd (Joint Financial Adviser and Rule 3 Adviser to Poolbeg, NOMAD & Joint Broker)	+44 (0) 207 220 0500
Corporate Finance Geoff Nash Henrik Persson Hamish Waller Trisyia Jamaludin

Canaccord Genuity LLC (Joint Financial Adviser to Poolbeg) Corporate Advisory Eugene Rozelman	+1 212 389-8000

Shore Capital (Joint Broker)	+44 (0) 207 408 4090
Corporate Advisory David Coaten Harry Davies-Ball
Corporate Broking Malachy McEntyre Isobel Jones

J&E Davy (Joint Broker)	+353 (0) 1 679 6363
Anthony Farrell
Niall Gilchrist

Optimum Strategic Communications	+44 (0) 208 078 4357
Nick Bastin	Poolbeg@optimumcomms.com
Vici Rabbetts
Elena Bates

HOOKIPA Pharma Inc.	+43 1 890 63 60
Malte Peters, CEO	IR@hookipapharma.com
Terry Coelho, EVP & CFO	Chuck@LifeSciAdvisors.com

Moelis & Company	+44 (0) 207 634 3500
(Financial Adviser to HOOKIPA)
London
Chris Raff
Simon Chaudhuri
New York
Ashish Contractor

Sources and bases of information

In this announcement, unless otherwise stated or the context otherwise requires, the following bases and sources have been used:

1.	All references to HOOKIPA shares are to shares of common stock of $0.0001 par value per share of HOOKIPA.

2.	All references to Poolbeg shares are to ordinary shares of 0.02 pence each in the capital of Poolbeg.

3.	The statement that HOOKIPA shareholders are expected to hold approximately 45% of the Combined Group is based upon the following:

a.	HOOKIPA fully diluted share capital of 12,951,502 HOOKIPA shares;

b.	Poolbeg fully diluted share capital of 528,174,935 of Poolbeg shares; and

c.	The exchange ratio of 0.03 HOOKIPA shares for each Poolbeg share.

4.	The fully diluted share capital of HOOKIPA is based upon:

a.	9,655,022 HOOKIPA shares in issue;

b.	HOOKIPA’s 2,399,517 shares of Class A common stock, 370 shares of Series A convertible preferred stock, 10,800 shares of Series A-1 convertible preferred stock, and 15,268 shares of Series A-2 convertible preferred stock in issue which are convertible into 2,883,751 HOOKIPA shares in aggregate;

c.	369,070 HOOKIPA shares that are issuable upon vesting and settlement of outstanding restricted stock units; and

d.	1,065,909 HOOKIPA shares which may be issued on or after the date of this announcement to satisfy the exercise of HOOKIPA options under the treasury stock method, based on a weighted average price of $30.88;

i.	43,659 HOOKIPA options included in HOOKIPA fully diluted share capital of 12,951,502 HOOKIPA shares based on HOOKIPA’s $2.81 60-day VWAP as of 31 December, 2024 per Bloomberg.

5.	The fully diluted share capital of Poolbeg is based upon:

a.	500,000,000 Poolbeg shares in issue;

b.	64,247,419 Poolbeg shares which may be issued on or after the date of this announcement to satisfy the exercise of Poolbeg options under the treasury stock method, based on a weighted average price of 0.07£;

i.	28,174,935 Poolbeg options included in Poolbeg fully diluted share capital of 528,174,935 Poolbeg shares based on the 60-day VWAP of 0.08£ as of 31 December, 2024 per Bloomberg; and

c.	829,181 Poolbeg shares which may be issued on or after the date of this announcement to satisfy the exercise of Poolbeg warrants under the treasury stock method, based on a weighted average price of 0.10£;

i.	No Poolbeg warrants are included in Poolbeg fully diluted share capital of 528,174,935 of Poolbeg shares

Appendix A

HOOKIPA Shareholders will receive incremental value in the form of a CVR instrument tied to HOOKIPA’s HB-400, HB-500 and HB-200 programmes. More detail on these programmes and their potential value to CVR holders is included below:

•	HB-400: HB-400 is an arenaviral immunotherapy targeting HBV and is one of HOOKIPA’s two programmes included in HOOKIPA’s strategic partnership with Gilead. In accordance with such, Gilead is responsible for clinical development and the programme is currently in a Gilead-led Phase 1b trial with expected primary completion in the first half of 2025. In connection with its strategic partnership with Gilead, HOOKIPA is eligible to receive certain payments from Gilead related to the achievement of certain development and commercialization milestones. In the aggregate, such milestone payments related to HB-400 could be worth up to $185,000,000, in addition to tiered royalties, which are not covered by the CVR. Under the terms of the CVR, upon the receipt by the Combined Group of each milestone payment from Gilead, HOOKIPA Shareholders will be entitled to receive 55% of the proceeds, subject to the CVR Adjustment Mechanism outlined in Appendix B.

•	HB-500: HB-500 is an arenaviral immunotherapy targeting HIV and is the second programme within HOOKIPA’s strategic partnership with Gilead. HOOKIPA is responsible for clinical development and the programme is currently in a HOOKIPA-led Phase 1b trial. The first person was dosed on July 1, 2024 and primary completion is expected in the second half of 2025. Upon completion of Phase 1b, Gilead retains an exclusive option to further develop and commercialize the HB-500 programme, in which case HOOKIPA is eligible to receive certain payments from Gilead in connection with the achievement of certain development and commercialization milestones. In the aggregate, such milestone payments related to HB-500 could be worth up to $222,500,000 (exclusive of a $10 million option exercise payment as well as, tiered royalties, which are not covered by the CVR). Under the terms of the CVR, upon receipt by the Combined Group of each milestone payment from Gilead, HOOKIPA Shareholders will be entitled to receive 55% of the proceeds, subject to the CVR Adjustment Mechanism outlined in Appendix B.

•	HB-200: HB-200 is an immunotherapy targeting HPV16+ cancers with final Phase 2 data expected in the second half of 2025. Under the terms of the CVR, in the event that there is a disposition (whether structured as a sale, lease, collaboration, exclusive license or otherwise), directly or indirectly, in one transaction or a series of transactions of the right to develop, manufacture, market, distribute, sell or otherwise exploit any product within the HB-200 programme, including any option or other right granted to any third-party to negotiate for or receive any of these rights (a “Disposition”), HOOKIPA Shareholders will be entitled to receive 80% of the proceeds of a Disposition, subject to the CVR Adjustment Mechanism outlined in Appendix B. Given the nature of the HB-200 programme, there can be no certainty that a Disposition will occur or as to the value resulting from any such Disposition.

Appendix B

On a fully diluted basis, The HOOKIPA CVR Ownership Percentage will be 55%, in the case of milestone payments related the HB-400 and HB-500 programmes, and 80%, in the case of proceeds of a Disposition generated by the HB-200 programme, subject to the CVR Adjustment Mechanism outlined below:

•	If HOOKIPA’s net cash at completion of the Potential Combination is less than $8,550,000, then the HOOKIPA CVR Ownership Percentage shall be reduced by 0.2% for every $100,000 less, subject to a maximum adjustment to the HOOKIPA CVR Ownership Percentage of 10%. For example, if HOOKIPA’s net cash at closing is $6,550,000 then the HOOKIPA CVR Ownership Percentage would be 51% for the HB-400 and HB-500 programmes and 76% for the HB-200 programme.

•	The CVR Adjustment Mechanism is further illustrated in the following table:

	HOOKIPA net cash upon completion of the Potential Combination
($ in millions)	$ 8.55	$ 7.55	$ 6.55	$ 5.55	$ 4.55	$ 3.55	$ 2.55
HB-400 & HB-500 CVR Ownership Split
HOOKIPA Shareholders	55.0%	53.0%	51.0%	49.0%	47.0%	45.0%	45.0%
Combined Group	45.0%	47.0%	49.0%	51.0%	53.0%	55.0%	55.0%

HB-200 CVR Ownership Split
HOOKIPA Shareholders	80.0%	78.0%	76.0%	74.0%	72.0%	70.0%	70.0%
Combined Group	20.0%	22.0%	24.0%	26.0%	28.0%	30.0%	30.0%

Appendix C

HOOKIPA’s existing immunotherapy focused programmes and pipeline opportunities are detailed below. Further details on these programs are included in the Fundraise Presentation:

•	HB-700: HB-700 is a novel, next-generation multi-KRAS mutant targeting cancer immunotherapy with blockbuster potential and antigen specific T cell activation for deep, durable and robust anti-tumor activity. HB-700 targets five of the most prevalent KRAS mutations and represents a strong preclinical Proof of Concept (“POC”) package with large addressable populations in NSCLC, CRC and PDAC. HB-700 is Phase 1-ready with nonclinical development and clinical trial material manufacturing completed. HB-700 is derisked by clinical POC with platform asset eseba-vec (HB-200) and interim Phase 1 data is expected in the first half of 2026 with the first person dosed in Phase 1 trial expected mid-2025.

•	HB-400: HB-400 is one of two programmes within HOOKIPA’s strategic partnership with Gilead. HB-400 offers $185,000,000 of potential future development and commercialization milestone payments with high-single digit to mid-teen percent royalties. More information on HB-400 is set out in Appendix B.

•	HB-500: HB-500 is the second of HOOKIPA’s two programmes within its strategic partnership with Gilead. HB-500 offers $232,500,000 of potential future opt-in, development and commercial milestone payments with mid-single digit to low double-digit percent royalties. More information on HB-500 is set out in Appendix B.

•	HB-200: HB-200, otherwise known as “eseba-vec”, is a pivotal Phase 2/3-ready asset in recurrent/metastatic HPV16+ HNSCC with mature Phase 2 data and POC in combination with checkpoint inhibitors. Final Phase 2 data for eseba-vec is expected in the second half of 2025. Eseba-vec has broad potential across multiple HPV16+ cancers, with up to approximately 20,000 U.S. patients and approximately 39,000 patients globally.

Poolbeg’s existing platform and pipeline opportunities are detailed below. Further details on these programmes are included in the Fundraise Presentation:

•	POLB 001: POLB 001 is a Phase 2-ready, potentially breakthrough, orally delivered p38 MAPK inhibitor designed to prevent immunotherapy induced CRS, a severe, potentially life-threatening side effect of cancer immunotherapies. CRS associated with immunotherapies represents a high unmet need with effective prophylaxis representing a $10 billion+ U.S. market opportunity. There is currently no approved therapy for CRS prevention which could enable outpatient administration and broader uptake of immunotherapies. As such, a significant opportunity exists for POLB 001 as an adjunct therapy to bispecific and CAR T treatment. POLB 001 has the potential for Orphan Drug Designation. The first person dosed in Phase 2 trial is expected in the second half of 2025 with topline Phase 2 data expected in the second half of 2026.

•	GLP-1 Programme: Poolbeg’s GLP-1 programme is comprised of a Phase 1 Oral GLP-1R agonist used for the treatment of obesity and diabetes. The programme contains proprietary delivery technology with the potential to overcome oral delivery challenges of peptide-based biologicals. Phase 1 initiation is expected in the first half of 2025 and POC trial topline data expected in the first half of 2026.

•	Artificial Intelligence (“AI”) Programmes: Poolbeg’s platform also contains two preclinical assets targeting respiratory syncytial virus (“RSV”) and influenza. Poolbeg’s AI programmes integrate proprietary multi-parametric clinical data to identify novel host response targets. Discussions are currently ongoing in respect to potential collaborations.

Important information

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this announcement or otherwise.

The distribution of this announcement in jurisdictions outside the United Kingdom may be restricted by law and therefore persons into whose possession this announcement comes should inform themselves about, and observe such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdiction.

Cavendish Capital Markets Limited (“Cavendish”), which is authorised and regulated by the Financial Conduct Authority for investment business activities, is acting exclusively as financial adviser to Poolbeg Pharma plc in relation to the matters set out in this announcement and is not acting for any other person in relation to such matters. Cavendish will not be responsible to anyone other than Poolbeg Pharma plc for providing the protections afforded to its clients or for providing advice in connection with any matters referred to in this announcement or otherwise.

Shore Capital and Corporate Limited and Shore Capital Stockbrokers Limited (together, “Shore Capital”), which are authorised and regulated in the United Kingdom by the Financial Conduct Authority, are acting exclusively for Poolbeg Pharma plc and no one else in relation to the matters set out in this announcement and will not be responsible to anyone other than Poolbeg for providing the protections offered to clients of Shore Capital or for providing advice in relation to the matters referred to herein.

J&E Davy Unlimited Company (“Davy”), which is authorised and regulated in Ireland by the Central Bank of Ireland and in the United Kingdom by the Financial Conduct Authority, is acting as broker exclusively for Poolbeg Pharma plc and no one else in relation to the matters set out in this announcement and will not be responsible to anyone other than Poolbeg for providing the protections offered to clients of J&E Davy or for providing advice in relation to the matters referred to herein.

Moelis & Company LLC (“Moelis”) is acting as financial adviser to HOOKIPA in connection with the matters set out in this announcement and for no one else and will not be responsible to anyone other than HOOKIPA for providing the protections afforded to its clients nor for providing advice in relation to the matters set out in this announcement. Neither Moelis nor any of its subsidiaries, branches or affiliates and their respective directors, officers, employees or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Moelis in connection with this announcement, any statement contained herein or otherwise.

Canaccord Genuity LLC (“Canaccord”) is acting as financial adviser to Poolbeg Pharma plc in connection with the matters set out in this announcement and for no one else and will not be responsible to anyone other than Poolbeg for providing the protections afforded to its clients nor for providing advice in relation to the matters set out in this announcement. Neither Canaccord nor any of its subsidiaries, branches or affiliates and their respective directors, officers, employees or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Canaccord in connection with this announcement, any statement contained herein or otherwise.

Rule 2.9 information

In accordance with Rule 2.9 of the Code, Poolbeg confirms that there are 500 million ordinary shares of 0.02 pence each in issue under the ISIN code GB00BKPG7Z60. No shares are held in treasury.

In accordance with Rule 2.9 of the Code, HOOKIPA confirms that it has 9,655,022 shares of common stock of $0.0001 par value per share each in issue under the ISIN code US43906K1007 (“Common Stock”).

In addition to its Common Stock, HOOKIPA confirms that it has in issue 2,399,517 shares of Class A common stock, 370 shares of Series A convertible preferred stock, 10,800 shares of Series A-1 convertible preferred stock, and 15,268 shares of Series A-2 convertible preferred stock outstanding.

Each holder of Class A common stock has the right to convert each ten shares of Class A common stock into one share of Common Stock at such holder's election, provided that the holder will be prohibited, subject to certain exceptions, from converting Class A common stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of Common Stock then issued and outstanding. Each holder of Series A, Series A-1 and Series A-2 convertible preferred stock has the right to convert each share of Series A, Series A-1 and Series A-2 convertible preferred stock into 100 shares of Common Stock at any time at the holder’s option, provided that the holder will be prohibited, subject to certain exceptions, from converting Series A, Series A-1 and Series A-2 convertible preferred stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding.

HOOKIPA has also granted 369,070 shares of Common Stock in the form of restricted stock units to certain individuals pursuant to its incentive plans.

HOOKIPA does not hold any ‘Relevant Securities’ (within the meaning of the Code) in treasury.

Website publication

In accordance with Rule 30.4 of the Code, a copy of this announcement will be available on the Company’s website – https://www.poolbegpharma.com/about/investors/rns-news/ and Hookipa’s website – ir.hookipapharma.com/potential-combination – by 12 noon on 3 January 2025.

The content of the website referred to in this announcement is not incorporated into and does not form part of this announcement.

Disclosure requirements of the Takeover Code (the “Code”)

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3. Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains “forward-looking” statements concerning future events. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including all statements related to the potential terms and effects of the Potential Combination and any statements regarding guidance and statements of a general economic or industry-specific nature.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by HOOKIPA and Poolbeg in light of their discussions to date and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the potential terms of the Potential Combination; (ii) the potential impacts of the Potential Combination; (iii) the outcomes of due diligence and ongoing negotiations and whether a firm offer will be made or the parties are otherwise able to reach binding agreement on terms; (iv) the ability of the parties to satisfy (or waive) conditions to the consummation of the Potential Combination; (v) adverse effects on the market price of HOOKIPA’s or Poolbeg’s stock prices or operating results as a result of the announcement of the Potential Combination or failure to agree to binding terms or to otherwise consummate the Potential Combination; (vi) the effect of the announcement or pendency of the Potential Combination on HOOKIPA’s or Poolbeg’s business relationships, operating results and businesses generally; (vii) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, losses and future prospects; and (viii) business and management strategies and the expansion and growth of the operations of the Combined Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future outcomes or performance and are based on numerous assumptions. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to HOOKIPA or Poolbeg or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither HOOKIPA nor Poolbeg undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

HOOKIPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent reports filed with the U.S. Securities and Exchange Commission (“SEC”) contain additional information regarding forward-looking statements and other risk factors with respect to HOOKIPA. Poolbeg’s annual report for the year ended 31 December 2023 contains certain risk factors with respect to Poolbeg.

Important Additional Information

If a firm offer is made or the parties otherwise agree to binding terms with respect to the Potential Combination, HOOKIPA expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the SEC. To the extent the parties effect the Potential Combination as a scheme of arrangement under the laws of England and Wales (the “Scheme”), the Proxy Statement will include a Scheme Document and the offer and issuance of shares by HOOKIPA to Poolbeg shareholders would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the parties determine to conduct the Potential Combination in a manner that is not exempt from the registration requirements of the Securities Act, HOOKIPA would file a registration statement with the SEC containing a prospectus with respect to the issuance of its shares. This announcement is not a substitute for the Proxy Statement or any other document that HOOKIPA may file with the SEC or send to its shareholders in connection with the Potential Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE POTENTIAL COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE SCHEME, THE POTENTIAL COMBINATION AND RELATED MATTERS.

The Proxy Statement, if and when filed, as well as HOOKIPA’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at HOOKIPA’s website at www.hookipapharma.com. HOOKIPA shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement (including the Scheme Document) and other relevant documents (when available) by directing a written request to HOOKIPA Pharma Inc., Attn: Corporate Secretary, 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, NY 10118, USA.

Participants in the Solicitation

HOOKIPA and its directors and executive officers may be deemed “participants” in any solicitation of proxies from HOOKIPA’s shareholders with respect to the Potential Combination. Information regarding the identity of HOOKIPA’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in HOOKIPA securities is contained in HOOKIPA’s Definitive Proxy Statement on Schedule 14A for HOOKIPA’s 2024 annual meeting of shareholders, which was filed with the SEC on April 26, 2024. Information regarding subsequent changes to the holdings of HOOKIPA’s securities by HOOKIPA’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on HOOKIPA’s website at www.hookipapharma.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Potential Combination if and when it is filed with the SEC. The Proxy Statement, if and when filed, as well as HOOKIPA’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at HOOKIPA’s website at www.hookipapharma.com. Poolbeg’s annual report for the year ended 31 December 2023, as well as Poolbeg’s other regulatory announcements, may be obtained without charge at Poolbeg’s website at www.poolbegpharma.com.

No Offer or Solicitation of Securities

This announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Potential Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.2

January 2025 NASDAQ: HOOK HOOKIPA Pharma Next - generation Immunotherapies for the Treatment of Cancer and Other Serious Diseases

This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including statements regarding HOOKIPA's expectations regarding the terms, benefits, impacts and timing of the proposed combination (the "Proposed Combination") between HOOKIPA and Poolbeg Pharma plc (" Poolbeg ") and the proposed private placement, as well as statements regarding any or all of the following (assuming completion of the Proposed Combination and proposed private placement, as applicable) : the success, cost and timing of HOOKIPA's product development activities and clinical trials ; the timing, scope or likelihood of regulatory filings and approvals, including accelerated approval of HB - 200 by the U . S . Food and Drug Administration (“FDA”), and final FDA, European Medicines Agency or other foreign regulatory authority approval of HOOKIPA's current and future product candidates ; key milestones for HOOKIPA's product candidates ; HOOKIPA's ability to develop and advance its current and future product candidates and programs into, and successfully complete, clinical trials, including for HB - 700 , POLB - 001 , HB - 500 and HB - 200 ; the potential of HOOKIPA's arenavirus platform to treat additional HPV 16 + tumors and its applicability to additional antigens ; the expected timing of patient enrollment and dosing in clinical trials, completing clinical trials, and the availability of data from clinical trials ; expected revenue from clinical, regulatory and commercial milestones for HOOKIPA's partnered programs, including HB - 500 and HB - 400 ; the market opportunity for HOOKIPA's product candidates, if approved, in the indications they seek to treat, including the blockbuster potential of HB - 700 and the market opportunity for POLB 001 ; the potential of POLB 001 to receive orphan drug designation ; the potential of POLB 001 as an adjunct therapy for to bispecific and CAR T treatment ; HOOKIPA's expected capital needs, sufficiency of resources to achieve anticipated milestones, and cash runway ; the potential to develop product candidates in partnerships with third parties ; and other statements that are not historical fact . Forward - looking statements can be identified by terms such as “believes,” “expects,” “plans,” “potential,” “would,” “will” or similar expressions and the negative of those terms . HOOKIPA has based these forward - looking statements on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations . Although HOOKIPA believes that such statements are based on reasonable assumptions, forward - looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond HOOKIPA's control, you should not rely on these forward - looking statements as predictions of future events . These risks and uncertainties include, among others : outcomes of HOOKIPA's planned and ongoing clinical trials and preclinical studies may not be favorable or may not be predictive of future results in preclinical studies or clinical trials ; that one or more of HOOKIPA's product candidate programs will not proceed as planned for technical, scientific or commercial reasons ; uncertainty about regulatory approval to conduct clinical trials or to market products ; uncertainties regarding intellectual property protection ; the availability of funding sufficient for HOOKIPA's foreseeable and unforeseeable operating expenses and capital expenditure requirements ; the outcomes of due diligence and ongoing negotiations for the Proposed Combination and whether a firm offer will be made or the parties are otherwise able to reach binding agreement on terms ; the ability of the parties to satisfy (or waive) conditions to the consummation of the Proposed Combination ; effects on the market price of HOOKIPA's or Poolbeg's stock prices or operating results as a result of the announcement of the Proposed Combination or failure to agree to binding terms or to otherwise consummate the Proposed Combination ; the effect of the announcement of the Proposed Combination on HOOKIPA's or Poolbeg's business relationships, operating results and businesses generally ; whether the expected benefits of the Proposed Combination will ultimately be realized ; and those risk and uncertainties described under the heading “Risk Factors” in HOOKIPA's Annual report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 22 , 2024 and in any other subsequent filings made by HOOKIPA with the U . S . Securities and Exchange Commission, which are available at www . sec . gov . Existing and prospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date they are made . HOOKIPA disclaims any obligation or undertaking to update or revise any forward - looking statements contained in this presentation, other than to the extent required by law . Disclaimer 2

Important Information This presentation relates to a proposed business combination (the "Proposed Combination") of HOOKIPA Pharma Inc . (“HOOKIPA”) and Poolbeg Pharma plc (" Poolbeg ”) . If a firm offer is made or the parties otherwise agree to binding terms with respect to the Proposed Combination, HOOKIPA expects to file a proxy statement on Schedule 14 A, including any amendments and supplements thereto (the “Proxy Statement”) with the U . S . Securities and Exchange Commission (“SEC”) . To the extent the parties effect the Proposed Combination as a scheme of arrangement under the laws of England and Wales (the “Scheme”), the Proxy Statement will include a Scheme Document and the offer and issuance of shares by HOOKIPA to Poolbeg shareholders would not be expected to require registration under the U . S . Securities Act of 1933 , as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3 (a)(10) under the Securities Act . In the event that the parties determine to conduct the Proposed Combination in a manner that is not exempt from the registration requirements of the Securities Act, HOOKIPA would file a registration statement with the SEC containing a prospectus with respect to the issuance of its shares . This presentation is not a substitute for the Proxy Statement or any other document that HOOKIPA may file with the SEC or send to its shareholders in connection with the Proposed Combination . INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE SCHEME, THE PROPOSED COMBINATION AND RELATED MATTERS . The Proxy Statement, if and when filed, as well as HOOKIPA's other public filings with the SEC, may be obtained without charge at the SEC's website at www . sec . gov and at HOOKIPA's website at www . hookipapharma . com . HOOKIPA shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement (including the Scheme Document) and other relevant documents (when available) by directing a written request to HOOKIPA Pharma Inc . , Attn : Investor Relations, 350 Fifth Avenue, Suite 7240 , New York, NY 10118 , or by contacting Chuck Padala at Chuck@LifeSciAdvisors . com . Disclaimer (Cont’d) 3

Participants in the Solicitation HOOKIPA, Poolbeg , and their respecitve directors and executive officers may be deemed “participants” in any solicitation of proxies from HOOKIPA's shareholders with respect to the Proposed Combination . Information regarding the identity of HOOKIPA's directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in HOOKIPA securities is contained in HOOKIPA's Definitive Proxy Statement on Schedule 14 A for HOOKIPA's 2024 annual meeting of stockholders, which was filed with the SEC on April 26 , 2024 . Information regarding subsequent changes to the holdings of HOOKIPA's securities by HOOKIPA's directors and executive officers can be found in filings on Forms 3 , 4 , and 5 , which are available on HOOKIPA's website at www . hookipapharma . com or through the SEC's website at www . sec . gov . Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Proposed Combination if and when it is filed with the SEC . The Proxy Statement, if and when filed, as well as HOOKIPA's other public filings with the SEC, may be obtained without charge at the SEC's website at www . sec . gov and at HOOKIPA's website at www . hookipapharma . com . Information regarding the identity of Poolbeg's directors and executive officers is included in Poolbeg's annual report for the year ended December 31 , 2023 . Poolbeg's annual report for the year ended December 31 , 2023 , as well as Poolbeg's other regulatory announcements, may be obtained without charge at Poolbeg's website at www . poolbegpharma . com . No Offer or Solicitation of Securities This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . In the United Kingdom and the European Union, this presentation is only available to persons who are ( i ) in the United Kingdom, "qualified investors" within the meaning in Article 2 (e) of Prospectus Regulation (EU) 2017 / 1129 (to the extent the same forms part of English law by virtue of the European Union (Withdrawal) Act 2018 ) acting as principal or in circumstances to which section 86 (2) of the Financial Services and Markets Act 2000 applies and who fall within the definitions in Article 19 (5) or Article 49 (2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order ("FPO"), (ii) in the European Union, "qualified investors" within the meaning in Article 2 (e) of Prospectus Regulation (EU) 2017 / 1129 , and (iii) otherwise permitted to receive it (all such persons being together referred to as "Relevant Persons") . This presentation must not be acted on or relied upon by persons who are not Relevant Persons . Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with such persons . Solicitations resulting from this presentation will only be responded to if the person concerned is a Relevant Person . Disclaimer (Cont’d) 4

Merger Transaction Overview 5 • Proposed all stock transaction where HOOKIPA acquires Poolbeg Pharma plc • HOOKIPA remains TopCo with existing Nasdaq listing • Concurrent Financing: Private placement of up to approximately $30M to be funded into HOOKIPA immediately following transaction close • Implied ownership split pre - merger w ithout PIPE on a fully - diluted basis: POLB shareholders 55.0% / HOOKIPA shareholders 45.0% • In addition, CVR's for HB - 200, HB - 400 & HB - 500 Programs (for pre - PIPE HOOKIPA shareholders) • POLB expected to apply for cancellation of its shares on AIM Market at transaction close and become a private sub of HOOKIPA Transaction Structure Capitalization and Use of Proceeds Transaction Timeline Post - Closing • Combined company expected to have sufficient capital to realize meaningful value inflection points ‒ HB - 700: Phase 1 interim data expected in H1 2026 ‒ POLB 001: Phase 2a topline data expected in H2 2026 ‒ HB - 500: Phase 1b Primary completion expected in H2 2025 • Expected to provide cash runway through year - end 2026* • Possible offer announcement in line with Rule 2.4 of the UK City Code on Takeovers and Mergers • HOOKIPA to either announce a firm intention to make an offer for POLB, or not, under Rule 2.7 of the UK City Code on Takeovers and Mergers • Concurrent financing contingent on transaction close • Combined company anticipates benefiting from a strong international leadership team comprised of individuals with both signif ica nt industry experience and a track record of success *Statement: assumes the receipt of future expected R&D grant proceeds by the Austrian government, which Hera has received in pre vious years, for qualifying research and development expenses and capital expenditures

HOOKIPA - Poolbeg Merger Would Diversify Clinical Pipeline and Bolsters Near - Term Catalysts 6 Combined Leadership Team Bolsters Near - Term Clinical Data Catalysts Diversifies Pipeline Next - generation cancer immunotherapy portfolio led by multi - KRAS - targeting HB - 700 and Phase 2 - ready small molecule POLB 001 Experienced in successfully developing and commercializing medicines with focus on execution & operational excellence

# HOOKIPA: Immunotherapy Focused Programs & Pipeline Opportunities

## Oncology

**HB-700**

Next-generation multi-KRAS targeting cancer immunotherapy with blockbuster potential

**POLB 001**

Potentially breakthrough orally delivered p38 MAPK inhibitor to prevent cancer immunotherapy-induced CRS

**Eseba-vec (HB-200)**

Immunotherapy for HPV16+ HNSCC

## Portfolio Opportunity


Immuno-Oncology
HOOKIPA
Immuno-Infectious Disease
Additional Programs

**GLP-1 Program**

Oral GLP-1R agonist for diabetes and obesity

## Infectious Disease

**HB-400**

Immunotherapy for HBV — GILEAD

**HB-500**

Immunotherapy for HIV — GILEAD

**AI Programs**

For influenza and RSV

AI: Artificial Intelligence. HBV: Hepatitis B Virus. HIV: Human Immunodeficiency Virus. GLP-1: Glucagon-like peptide-1. GLP-1R: GLP-1R receptor

7

# HOOKIPA is Advancing Differentiated Immunotherapies in Well-Defined Populations with Large Market Potential

| HB-700 | POLB 001 | Strategic Partnerships | Additional Programs |
|---|---|---|---|
| Next-generation multi-KRAS targeting cancer immunotherapy with blockbuster potential<br><br>Antigen-specific T cell activation for deep, durable, and robust anti-tumor activity<br><br>Phase 1-ready; derisked by clinical POC with platform asset eseba-vec (HB-200)<br><br>**Interim Phase 1 data expected H1 2026** | Phase 2-ready asset designed to prevent immunotherapy-induced CRS<br><br>Potential >$10B U.S. market opportunity<br><br>**Topline Phase 2 data expected H2 2026** | Up to $417.5 M potential future opt-in, development and commercial milestones and significant sales royalties<br><br>HB-400[1] in Gilead-led Phase 1b trial for HBV with expected **primary completion H1 2025**<br><br>HB-500[2] in HOOKIPA-led Phase 1b trial for HIV with expected **primary completion H2 2025**<br><br>GILEAD | **Eseba-vec**: Pivotal Phase 2/3-ready asset in HPV16+ HNSCC<br>**Final Phase 2 data expected H2 2025**<br><br>**Oral GLP-1R agonist**<br>**Clinical topline POC data expected H1 2026** |

GLP-1R: Glucagon-like peptide-1 receptor. POC: Proof of concept; 1: HB-400 (GS-2829): https://clinicaltrials.gov/study/NCT05770895?term=GS-2829&rank=1; 2: HB-500 (GS-6779) https://clinicaltrials.gov/study/NCT06430905?term=hb-501&rank=1

8

HOOKIPA PHARMA

Proposed Team with Proven Execution and Operational Leadership 9 Mark Winderlich , PhD Chief Development Officer Ian O’Connell Chief Financial Officer, Poolbeg Co - Founder John McEvoy Chief Legal Officer Malte Peters, MD, PhD Chief Executive Officer Cathal Friel Executive Chairman, Poolbeg Co - Founder David Allmond Chief Business Officer

Key Milestone Phase 3 Phase 2 Phase 1 Preclinical Indication Modality Product Oncology Programs FPD in Phase 1 trial expected mid - 2025 KRAS Mutated T umors Next - generation immunotherapy HB - 700 FPD in Phase 2 trial expected H2 2025 Immunotherapy - induced CRS p38 MAPK inhibitor POLB 001 Partnered Programs in Infectious Disease Primary completion expected H1 2025 HBV Next - generation immunotherapy HB - 400 1 Primary completion expected H2 2025 HIV Next - generation immunotherapy HB - 500 2 HOOKIPA Has a Diversified Core Immunotherapy Pipeline 10 HOOKIPA - led Phase 1 ongoing Gilead - led Phase 1 ongoing Phase 2 - ready 1: HB - 400 (GS - 2829): https://clinicaltrials.gov/study/NCT05770895?term=GS - 2829&rank=1 ; 2: HB - 500 (GS - 6779) https://clinicaltrials.gov/study/NCT06430905?term=hb - 501&rank=1 Phase 1 - ready

# HOOKIPA Pipeline has Additional Partnership Opportunities

| Product | Modality | Indication | Preclinical | Phase 1 | Phase 2 | Phase 3 | Key Milestone |
|---|---|---|---|---|---|---|---|
| **Additional Programs** | | | | | | | |
| **Eseba-vec (HB-200)** | Next-generation immunotherapy | HPV16+ HNSCC | Mature Phase 2 data with POC in combo with CPI | | | | Final Phase 2 data expected H2 2025 |
| **GLP-1 Program** | GLP-1R agonist | Obesity and diabetes | | | | | Topline POC data expected H1 2026 |
| **AI Programs** | Novel target discovery | Influenza | | CytoReason | | | Potential partnership |
| | | RSV | | ONETHREE BIOTECH | | | Potential partnership |

CPI: Checkpoint inhibitors. GLP-1: Glucagon-like peptide -1. GLP-1R: GLPR-1 receptor. POC; Proof-of-Concept

11

HOOKIPA PHARMA

# HOOKIPA's Next-Gen Vaccine Platform Designed to Supercharge Immunity[1-4]

## T cell activation platform based on work of Nobel laureate and HOOKIPA co-founder Rolf Zinkernagel[5]



| Drug Design | Infection of APCs | Activation of T cells | Tumor Cell Killing |
|---|---|---|---|
| Heterologous and alternating 'prime-boost' arenavirus vectors with target antigens | Dendritic cells or macrophages | Tumor-specific T cell expansion and activation | Robust anti-tumor activity |

**Unprecedented levels of cancer-specific T cells with polyfunctionality & durability with continued treatment**

12

1: Lauterbach H, et al. Front Oncol. 2021;11:732166; 2: Fu S, et al. ASCO 2022. Abstract 2517; 3: Bonilla WV, et al. Cell Rep Med. 2021;2(3):100209; 4: Kallert SM, et al. Nat Commun. 2017;8:15327; 5: www.nobelprize.org/prizes/medicine/1996/zinkernagel/facts/

13 HB - 700 Next - generation multi - KRAS targeting cancer immunotherapy with blockbuster potential

# KRAS is the Most Prevalent Oncogenic Driver

## ~1.5M people worldwide

are diagnosed annually with KRAS-mutated NSCLC, CRC, or PDAC

| ~20% | ~30-40% | ≥88% |
|---|---|---|
| All NSCLC | All CRC | All PDACs |

Prevalence of the top 5 KRAS mutations by tumor type


~ 83%
NSCLC
~ 74%
CRC
~ 95%
PDAC
G12D
G12V
G12C
G12R
G13D

### KRAS Market Opportunity

Targeting KRAS has been challenging due to lack of activity, poor selectivity or treatment resistance

Approved standards of care are small molecules targeting a single mutation

**~$5-6B**

2038 global KRAS market size estimate

**Unmet needs remain for a therapy that can**

- Address multiple mutation subtypes
- Drive deep and durable responses
- Achieve immunogenic tumor cell death

NSCLC: Non-small cell lung cancer. CRC: colorectal cancer. PDAC: pancreatic ductal adenocarcinoma
Source: Trinity Life Sciences, Kantar, World Cancer Research Fund

14

# HB-700: A Novel Multi-KRAS Mutant Targeting Cancer Immunotherapy

## Designed for uniquely strong anti-tumor T cell activation

| | |
|---|---|
| Targets 5 of the most prevalent KRAS mutations[1] | G13D · G12V · G12C · G12D · G12R |
| Strong preclinical proof-of-concept package[2] | KRAS mutation specific T cell activation in humanized mice; preclinical profile supports diverse combinations |
| Derisked by clinical POC with platform asset eseba-vec | Dose selection and treatment schedule based on alternating 2-vector therapy in eseba-vec program |
| Phase 1-ready | Nonclinical development and clinical trial material manufacturing completed |
| Blockbuster commercial potential | Large addressable populations in NSCLC, CRC and PDAC |

1. artLCMV-KRAS = HB-703, artPICV-KRAS = HB-704, HB-703 and HB-704 encode 5×18 amino acid stretches of KRAS containing single amino acid mutations at position 12 or 13
2. Lauterbach et al 2024, 6th RAS Summit Boston

15

HOOKIPA PHARMA

# HB-700: Open-Label Phase 1/2 in Metastatic KRAS-Mutated NSCLC

## Clinical POC in NSCLC followed by expansion in related indications

**Eligibility**
- Metastatic/advanced NSCLC & CRC
- KRAS mutated and HLA selected
- ≥1 prior line SoC

**Phase 1** Dose De-Escalation

**2L+ NSCLC & CRC**

**HB-700**
**Intended dose; N = 3 + 3**
→ **HB-700 De-escalation**

**Phase 1** Dose Expansion

**2L+ NSCLC**

**NSCLC**
**N = 6**

**Primary Endpoint:**
RP2D

**Secondary Endpoint:**
Safety, T cell response, initial antitumor activity

**Eligibility**
- Metastatic/ advanced NSCLC
- PD-L1 scores of TPS ≥50%
- KRAS-mutated and HLA selected
- No prior line of therapy

**Phase 2** Combination

**1L NSCLC**

**HB-700 + Pembrolizumab**
**N = 30**

**Primary Endpoint:**
ORR by RECIST v1.1

**Secondary Endpoint:**
Safety, DCR, DoR, PFS, OS, T cell response and tumor infiltration

**Expect FPD in Phase 1 trial mid-2025 with interim Phase 1 data in KRAS mutant tumors in H1 2026**

HLA: human leukocyte antigens. RP2D: Recommended Phase 2 dose. ORR: Overall response rate. DCR: Disease control rate. DoR: Duration of Response. PFS: Progression free survival. OS: Overall survival

16

HOOKIPA PHARMA

PDAC CRC NSCLC 1L Addressable Patient Population (US+EU5) Unmet Need Tumor immune microenvironment HB - 700 KRAS Immunotherapy has Potential for $1.5B Peak Worldwide Net Sales* Across 1L NSCLC, CRC and PDAC, if approved Additional expansion opportunities in 2L and neoadjuvant/adjuvant for locally advanced disease *Assumptions: HLA restriction is included (54% NSCLC, 61% PDAC, 48% CRC) US launch: 2032, 3YTP; EU5 launch: 2033, 5YTP Settings 1L NSCLC, CRC and PDAC with 10 - 18% market share 17 : Source: Trinity Life Sciences Relative Opportunity for HB - 700 Highest Opportunity 18.5K patients 39K patients 27.8K patients

# HB-700 Potential to Combine with Diverse Approved and Emerging Therapies



HB-700
G13D
G12V
G12C
G12D
G12R
G13D
G12V
G12C
G12D
G12R
CPIs
G12C
G12D
inhibitors
G12D
degrader
Multi
KRAS
Adoptive T
cell
transfer

**Checkpoint Inhibitor Combination**
clinical POC on combination with anti-PD1 and eseba-vec[1]

**KRAS Inhibitor Combination**
potential to work synergistically with immunotherapy likely by remodelling the TME making it more susceptible to immune attack (e.g. AMG510+aPD1)[2]

**KRAS Degrader Combination**
enhanced antigen presentation may lead to augmented CD8+ T cell activation

**multi KRAS Combination**
Potential to potentiate/boost the immune response and reach a vast majority of patients with KRAS mutated solid tumors

**Adoptive T Cell Transfer Combination**
artARENA Technology potential to effectively activate and augment adoptively transferred T cells[3]

TME: Tumor microenvironment. 1 Presented at ASCO 2024; 2 Oya et al., Lung Cancer, 2024; 3 Purde MT et al 2024

18

19 POLB 001 Potentially breakthrough orally delivered p38 MAPK inhibitor to prevent cancer immunotherapy - induced CRS

# CRS Associated with Immunotherapies is a High Unmet Need

## Effective prophylaxis represents a >$10B market opportunity

**Cytokine Release Syndrome (CRS)**
A severe, potentially life-threatening side effect of cancer immunotherapies

**No approved therapies for prevention**
Approved options for CRS management (tocilizumab) **have not adequately* prevented** Grade 2+ CRS in clinical trials

**>70%[1] of patients experience CRS**
on certain CAR T / bispecific antibody therapies and are restricted to specialist cancer centers

**Estimated $5B annually[2-3]**
in direct costs to US health systems by 2030
CRS of all grades can require hospitalisation

1. Average rate from Summary of Product Characteristics (SmPCs) for Yescarta, Tecartus, Abecma, Kymriah, Carvykti, Breyanzi, Elrexfio, Columvi, Epkinly, Tecvayli and Talvey.
2. Datamonitor Healthcare. Forecast: Diffuse Large B-Cell Lymphoma and Multiple Myeloma, 2023. 3. Abramson JS et al. Blood Adv. 2021 Mar 23;5(6):1695-1705.

*In this context, *adequately* is defined as both not completely preventing grade 2+ CRS and potentially sufficient to support active clinical development towards a regulatory approval of a medicine. Grade 2 CRS is defined as described by Lee et al, Biol Blood Marrow Transplant . 2019 Apr;25(4):625-638. janssenscience.com & doi.org/10.1182/blood-2022-159381

20

HOOKIPA PHARMA

# POLB 001: Potential to Make Immunotherapies Safer & More Accessible

| Selective p38 MAPK Inhibitor | Strong Preclinical & Clinical Data | Significant Market Opportunity |
|---|---|---|
| • Selectively prevent excessive inflammation without immunosuppression<br>• Oral agent<br>• Strong patent portfolio | • Phase 2-ready<br>• Favorable safety and tolerability profile<br>• Potent TNF-α inhibition shown in two Phase 1 trials<br>• Potent inhibition of IL-6 and other key inflammatory markers in clinical & preclinical models | • >$10B market opportunity<br>• Potential for Orphan Drug Designation<br>• No approved therapy for CRS prevention |

21

*CRS score is a 0-4 system of physical observations where 0 is normal and 4 is moribund. MAPK: Mitogen Activated Protein Kinase. TNF: Tumour necrosis factor, IL-6: Interleukin-6

HOOKIPA PHARMA

LPS Human Challenge: Potent Inhibition of Excessive Inflammation Supportive of potential of POLB 001 as a prophylactic for cancer immunotherapy - induced CRS 22 Trial design : Single site, randomized placebo controlled LPS challenge trial. Healthy males administered BID oral POLB 001 or vehicle onl y c ontrol & challenged with local dermal LPS on day 4 and systemic IV LPS on day 6 to evaluate effect of POLB 001 on local and systemic inflammatory responses respectively. n=9 per group, all endpoints were exploratory. Clinically meaningful parameters such as temperature, heart rate, C - reactive protein and blood pressure were monitored, along with target i nhibition and a range of exploratory biomarkers. TNF - α : Tumour necrosis factor α , IL - 6: Interleukin 6 1 2 3 4 5 6 7 8 9 10 11 12 13 14 0 POLB 001 Dosing D4 Single ID dose LPS D6 Single IV dose LPS D1 to D7 Day 73.5% and 56.2% maximal reduction compared to placebo for 70 mg and 150 mg doses respectively ( p = 0.0003) LPS IV 57.4% and 63.5% maximal reduction for 70 mg and 150 mg doses respectively ( p = 0.0002) Placebo 30 mg POLB 001 70 mg POLB 001 150 mg POLB 001 TNF - α IL - 6 Trial design Potential to effectively prevent CRS while preserving key immune system functionality

# Planned POLB 001 Phase 2a Investigator Initiated Trial for Prevention of CRS in R/R Multiple Myeloma Patients Receiving Bispecific Ab

## Expect FPD in Phase 2 trial H2 2025 with topline data expected in H2 2026

### Trial design


BsAb
SU1
SU2
FTD
QW
Day
-4
...
1
2
3
4
5
6
7
...
14
...
POLB 001

| | | |
|---|---|---|
| Phase 2a IIT | Single Arm | N = 30 - 40 |
| BID Oral POLB 001 | Single dose level | SoC BsAb* |

### Key Objectives/Endpoints

- Incidence of Grade 2+ CRS
- Incidence of CRS all grades
- Confirm safety and pharmacokinetics
- Exploratory biomarker analysis

*Clinical trial collaboration and supply agreements with a large pharma company expected for approved BsAb

23

BID = Twice Daily; BsAb = Bispecific antibody; CRS = Cytokine Release Syndrome; FTD = First treatment Dose; QW = Weekly Dosing; R/R = Relapsed/ Refractory; SoC = Standard of Care; SU = Step up dose,

# CRS Preventative Therapy: >$10B US Market Opportunity[3]

## A significant opportunity exists for POLB 001 as an adjunct therapy to bispecific and CAR T treatment

**1st, 2nd and 3rd line+ MM and DLBCL patients in the US and EU5,** receive CAR T cell and bispecific antibody therapy[1]

An effective primary prophylactic for CRS could **enable outpatient administration and broader uptake** of immunotherapies[2]

Potential across additional hematological malignancies, solid tumors and new areas like severe influenza

**Addressable MM and DLBCL population by 2030 in the US and EU5**


DLBCL
29%
71%
MM

**n = ~500,000 patients[1]**

Estimate encompasses solely MM & DLBCL due to rapid advancements in bispecific & CAR T treatment for these indications. Conservative price estimate versus market peers

CAR T: Chimeric Antigen Receptor T-cell therapy. MM: Multiple Myeloma. DLBCL: Diffuse Large B-Cell Lymphoma.
1. Datamonitor Healthcare. Forecast: Diffuse Large B-Cell Lymphoma and Multiple Myeloma, 2023. 2. Hansen DK et al., Cancers (Basel). 2023. 7;15(24):5746. 3. Independent research by Decisive Consulting Limited. https://teamdecisive.com/meet-the-team

24

25 Gilead Strategic Partnerships HB - 400 and HB - 500

# Gilead–HOOKIPA: Aim to Develop Functional Cures for HBV and HIV

**HB-400**
For the treatment of Hepatitis B

Alternating, two-vector non-replicating arenaviral HBV immunotherapy

High Potential candidate in Gilead's efforts to develop a curative regimen of treatments

Phase 1 enrollment completed

**Primary completion expected H1 2025**

**Leveraging HOOKIPA's immunotherapy platform to induce robust and durable immunity**

**HB-500**
For the treatment of HIV

Alternating, two-vector replicating arenaviral HIV immunotherapy

Ongoing Phase 1b study

FPD July 1, 2024, with enrollment expected to complete by Jan 2025

**Primary completion expected H2 2025**

26

Entered into a strategic collaboration in June 2018

# HOOKIPA's Immunotherapies are a Key Partner in Gilead's HBV & HIV Cure Development Programs

## Using combination strategies and novel mechanisms with the goal to drive viral suppression and durable immunity[1-4]

**HBV Cure Regimen**

siRNA / ASO for Antigen Reduction + Immune Modulator + Vaccine-Based Therapy

**HIV Cure Regimen**

bNAbs + Immune Modulator + Vaccine-Based Therapy

**HOOKIPA's immunotherapies have potential to build long-term immune responses**

bNAbs: broadly neutralizing antibodies. siRNA: small interfering ribonucleic acid. ASO: Antisense oligonucleotides. 1: Therapeutic Potential of TLR8 Agonist GS-9688 (Selgantolimod) in Chronic Hepatitis B: Remodeling of Antiviral and Regulatory Mediators – PubMed; 2: GILD-Virology-Deep-Dive-17-February-2022.pdf; 3: Progress in vaccine development for infectious diseases-a Keystone Symposia report – PubMed; 4: GILD-Q324-Earnings-Presentation-6-November-2024

27

HB - 500 for HIV HOOKIPA - Gilead Partnership Offers Significant Revenue Potential 28 HB - 400 for HBV Gilead responsible for clinical development Next milestone payment: start of Phase 2 HOOKIPA Responsibilities • Vector design • Manufacturing and supply of clinical material Terms • $185M potential future development + commercialization milestones • High - single digit to mid - teen % royalties • All costs borne by Gilead, including HOOKIPA spend Gilead retains exclusive option post Phase 1 HOOKIPA Responsibilities • Vector design • Conducting Phase 1b clinical trial Terms • $232.5M potential future opt - in, development + commercial milestones • Mid - single digit to low double - digit % royalties

29 Additional Programs Eseba - vec (HB - 200), Oral GLP - 1, AI Programs

# Eseba-vec (HB-200) in Recurrent/Metastatic HPV16+ HNSCC

## Strong scientific thesis with mature Phase 2 data and POC in combination with checkpoint inhibitors

| | |
|---|---|
| **Leading Phase 2 Data in HPV16+ R/M OPC CPS ≥ 20** | • 52% response rate in CPS ≥ 20, best among vaccine approaches[2]<br>• 16% complete response in CPS ≥ 20 HNSCC patients[2]<br>• Durable responses leading to progression free survival of 16.3 months[2]<br>• Favorable safety profile and well tolerated |
| **Clearly Defined Registrational Path** | • FDA-endorsed strategy for potential **accelerated approval**<br>• **EMA PRIME designation received**<br>• Robust clinical and preclinical data package |
| **Large Addressable Market with Expansion Opportunities** | • Initial opportunity: ~1,500-3,000 patients with 1L HPV16+ R/M OPC (CPS ≥ 20)[1]<br>• Potential expansion across HPV16+ OPC continuum<br>• Other HPV16+ cancers (non-OPC HNSCC, anal, cervical, penile, vulvar, vaginal)<br>• Additional ~17,500-20,000 patient opportunity[1] |

30

ORR: Objective response rate. SOC: Standard of care (pembrolizumab monotherapy). HNSCC: Head and Neck Squamous Cell Carcinoma. POC: Proof of concept
1 Trinity Life Sciences analyses; 2 Phase 1/2 data as of 30-Sep-2024 cut-off, presented at 2024 SITC conference

HOOKIPA PHARMA

# Additional Pipeline Programs in Large Market Opportunities

## **GLP-1 Program –** *Oral GLP-1R agonist*

**Obesity and Diabetes Treatment**
*Phase 1 asset*

**Proprietary Delivery Technology**

Potential to overcome oral delivery challenges of peptide-based biologicals[1]

Phase 1 initiation expected H1 2025

## **AI Programs –** *Novel Targets*

**RSV and Influenza**
*Preclinical assets*

**Computational Platform Opportunity[2]**

Integrates proprietary multi-parametric clinical data to identify novel host response targets

Discussions ongoing in respect to collaborations

31

GLP-1: Glucagon-like peptide -1. GLP-1R: GLPR-1 receptor. [1]poolbegpharma.com/pipeline/glp-1r-agonist-2/. [2]poolbegpharma.com/pipeline/artificial-intelligence/

HOOKIPA PHARMA

32 Combined Company and Financial Overview

HOOKIPA: Global Company with Strong Patents and Cash Runway 33 Offering Size Up to approximately US$30M Expected to be Debt Free with Cash Runway Through YE 2026* Combined company expected to have operations in EU, UK & US Robust patent portfolio covering: • Platform patents • Product - specific patents • Oncology platform patents Expected to fund key inflection points HB - 700 Phase 1 interim data expected H1 2026 POLB 001 Phase 2a topline data expected H2 2026 HB - 500 Phase 1b primary completion expected H2 2025 HOOK (NASDAQ) *Statement: assumes the receipt of future expected R&D grant proceeds by the Austrian government, which Hera has received in pre vious years, for qualifying research and development expenses and capital expenditures

Clinical Milestones in High Interest Areas Over the Next 24 Months Cash runway expected to be extended through YE2026* including HB - 700, POLB 001 & HB - 500 milestones IIT: Investigator Initiated Trial. FPI: First Patient In. GLP - 1: Glucagon - like peptide - 1. POC: Proof of Concept 1: Management estimate based on currently available data; 2: HB 400 ; 3: HB 500 ; *Statement: assumes the receipt of future expected R&D grant proceeds by the Austrian government, which Hera has received in pre vious years, for qualifying research and development expenses and capital expenditures 34 2027 2026 2025 H2 H1 H2 H1 H2 H1 Indication Program KRAS Mutated T umors HB - 700 1 Immunotherapy - induced CRS POLB 001 1 HBV HB - 400 2 HIV HB - 500 2 HPV16+ HNSCC Eseba - vec 3 Oral GLP - 1 GLP - 1 Program 1 Phase 1/2 FPI Phase 2 FPI Phase 1 interim data Phase 1/2 full readout Phase 2 topline data Phas e 1b p rimary completion Final Phase 2 readout Phase 1b primary completion POC trial FPI POC trial topline data

Well - Positioned to Advance Next - Generation Immunotherapies for Cancer and Serious Diseases 35 Diverse Pipeline Merger would add Phase 2 - ready POLB 001 to expand immunotherapy portfolio in oncology Unprecedented T Cell Activation Antigen - specific T cell activation designed to produce durable, robust anti - tumor activity Multiple Near - Term Data Catalysts Clinical data expected in multiple programs over next 24 months in large therapeutic areas with unmet medical needs Merger Would Strengthen Balance Sheet Cash runway expected to be extended through year - end 2026 including HB - 700, POLB 001 and HB - 500 milestones* Strategic Partnerships in Infectious Diseases Gilead - partnered HBV and HIV programs in Phase 1 with potential to drive meaningful milestone & royalty revenues Differentiated Multi - KRAS Immunotherapy HB - 700 is an IND - cleared/Ph 1 - ready asset t argeting the 5 most prevalent KRAS mutations with blockbuster potential *Statement: assumes the receipt of future expected R&D grant proceeds by the Austrian government, which Hera has received in pre vious years, for qualifying research and development expenses and capital expenditures

36 Appendix

# HOOKIPA-Poolbeg Merger Brings a New Management Team with a Track Record of Delivering Shareholder Returns

**AMRYT PHARMA**

- World class rare and orphan focused biopharma co-founded and comprising of Poolbeg senior management team
- Listed 2016 c.$50M and acquired in 2023 for $1.48B
- Restructured and fixed underperforming assets, driving development & commercial success across multiple markets
- Made strategic choices to rapidly generate substantial value for shareholders, including:
  1. Approval of Filsuvez for EB and market launch
  2. In-licensing of Lomitapide
  3. Acquisition of Aegerion Pharmaceuticals
  4. Acquisition of Chiasma Inc

**hVIVO**

- Poolbeg's co-founders Cathal Friel and Ian O'Connell took control of distressed hVIVO via a vehicle they co-founded called Open Orphan (later renamed hVIVO).
- Grew sales revenue from c.$30M in 2019 to an expected c.$77M for 2024, and market cap from c.$15M to c.$175M
- Restructured to refocus operations on core strengths and implement efficiencies to drive revenue growth
- Poolbeg Pharma spun-out of Open Orphan, bringing virology expertise

**POOLBEG PHARMA**

**morphosys**

- Mark Winderlich and Malte Peters co-led development and approval strategy of tafasitamab in combination with lenalidomide in 2L+ DLBCL in US, EU, and other countries using real-world data
- Assembled an experienced development team, that successfully led 3 large Phase 3 studies in 1st L DLBCL, 2nd L FL, 1st L MF, leading to the acquisition of Morphosys by Incyte and Novartis
- Led felzartamab clinical development in oncology & AI, which was acquired by hBIO, later Biogen.

**NOVARTIS**

- Malte Peters was responsible for the development and approvals of a PI3K inhibitor, BRAF/MEK inhibitor, CDK4 inhibitor, c-MET inhibitor, and other molecules
- Introduced the concept of patient selection based on molecular profiles, leading to proof of concept and accelerated approvals from Phase 1 and 2 trials
- Led the clinical team at Sandoz, Novartis' generic division, to achieve approval of rituximab and Enbrel biosimilars

DLBCL: diffuse large B cell lymphoma. EB: epidermolysis bullosa. FL: Follicular lymphoma. MF: myelofibrosis. PI3K: Phosphoinositide 3-kinases. 1st L: first line. 2nd L: second line.

37

HOOKIPA PHARMA

# HB-700 Preclinical Proof of Concept: Highly Immunogenic with Potent Target Cell Killing in Humanized Mice

**High frequencies of circulating KRAS mutation specific CD8⁺ T cells**



*
*
ULoQ
IFN-γ (SFU / 10⁶ cells)
2000
1000
0
WT
G12D
G12V

**KRAS^mut specific T cells exhibit a polyfunctional profile**



G12D
G12V
IFNγ
IFNγ + TNFα
IFNγ + CD107a
IFNγ + TNFα + CD107a

**KRAS^mut specific T cells are functional and specifically kill target cells**



*
*
100
75
50
25
0
Cytotoxicity (%)
WT
G12D
G12V

[1]HLA-A*11:01 transgenic mice
Source: Lauterbach et al 2024, 6th RAS Summit Boston; Immunization of HLA-B*07:02 mice shows induction of cytotoxic KRAS G12R/C restricted CD8+ T cell responses (data not shown)
SFU spot-forming units measured by IFN-γ ELISpot, WT-wild type, * = $p<0.05$
Polyfunctionality was determined by intracellular cytokine staining; Cytotoxicity was measured in an *in vivo* CTL assay

38

HOOKIPA PHARMA

POLB 001: An Oral p38 MAPK Inhibitor That Selectively Targets Key Inflammatory Pathways Without Broad Immunosuppression Phase 2 ready asset with a comprehensive pre - clinical and clinical data package AE = adverse event. FIH = First in human; SAE = Serious adverse events; ECG = Electrocardiogram 39 Favorable Safety and Tolerability Profile 97 subjects dosed during Phase I FIH and LPS Challenge studies No SAEs or discontinuations due to AEs, all were of mild intensity No clinically meaningful findings in clinical laboratory test results, vital signs or ECG Favorable safety & tolerability profile Designed to Prevent Immunotherapy - Induced CRS Suitable for at - home dosing (used in LPS Challenge Study) Hepatic metabolism and biliary excretion profile favorable for multiple myeloma and renally impaired populations BID oral regimen designed to provide targeted protection during CRS risk period Half - life of 7 - 14 hours provides adequate exposure and avoids excessive exposure beyond periods of CRS risk

POLB 001: Benefit in Treatment of LPS - Induced Inflammation Randomized, double - blind, placebo - controlled, inflammatory challenge trial in healthy volunteers 40 Intravenous LPS challenge • Bloods (cytokines, vascular markers, CRP) • Ex - vivo LPS response • Safety & tolerability (inc. vital signs, AE’s, ECG, Hematology) Local inflammatory responses were also measured via intradermal LPS challenge on day 4 CRP: C - reactive Protein Endpoints Trial design Challenge Dosing D4 4 intradermal doses of LPS D6 1 intravenous dose of LPS POLB 001 N=9 Placebo N= 3 POLB 001 N= 9 Placebo N= 3 POLB 001 N=9 Placebo N=3 1 2 3 4 5 6 7 8 9 10 11 12 13 14 0 Day D1 to D7 30mg 70mg 150mg

# POLB 001 is Designed to Address a High Unmet Medical Need

## Effective prevention of CRS by POLB 001 may enable broader access to cancer immunotherapies

### ~500,000 Patients

Eligible CAR T / bispecific patients in US & EU for DLBCL and MM alone far exceeds treatment capacity[1]

### "Bottleneck"

cancer immunotherapy delivery in **specialist centers** limits access


CAR T
BsAb

### An effective CRS prevention could remove the bottleneck

### Estimated US$5B by 2030

In direct costs of managing CRS[2]

> **"Bispecific antibodies will only be delivered in specialist cancer centers until there is a way to make them safer. POLB 001 could make treatment safe enough to extend them to a much wider patient population.**
>
> *Professor Gareth Morgan, US*

> **"The development of an oral CRS preventive therapy will mean no or shorter hospital stays.**
>
> *French KOL*

41

DLBCL: Diffuse Large B-Cell Lymphoma. KOL: Key opinion leader. MM: Multiple Myeloma.
1. Datamonitor Healthcare. Forecast: Diffuse Large B-Cell Lymphoma and Multiple Myeloma, 2023. 2. Abramson JS et al. Blood Adv. 2021 Mar 23;5(6):1695-1705.

Eseba - vec : Synergistic Activity in Combination with Pembrolizumab Eseba - vec (HB - 200) is a next - generation immunotherapy targeting HPV+ cancers Source: Harrington updated data KEYNOTE - 048 JCO 2023 (median follow - up was 45.0 months, n = 882); Phase 1/2 data as of 30 - Sep - 20 24 cut - off, presented at 2024 SITC conference for the 1L treatment of HPV16+, R/M HNSCC patients 42 Eseba - vec+ Pembro in 1L CPS ≥ 20 N = 25 1 Pembro monotherapy in 1L CPS ≥ 20 N = 133) Eseba - vec monotherapy in 2L+ CPS ≥ 1 N = 27 52% 23% 4% Overall Response Rate 16% 8% No CR Complete Response Rate 84% Not reported 33% % Tumor Shrinkage 80% 53% 44% Disease Control Rate 16.3 mos 3.4 mos ~3.0 mos Median Progression Free Survival

Eseba - vec Exhibits Promising Preliminary PFS In 1L CPS ≥ 20 HPV+ R/M H&NSCC 43 PFS: Progression Free Survival; Source: Phase 1/2 data as of 30 - Sep - 2024 cut - off, presented at 2024 SITC conference; Efficacy da taset includes 27 patients with minimum 4.5 months of follow - up time after first dose as of data cutoff or discontinued early during this period.

# Eseba-vec Has Broad Potential Across Multiple HPV16+ Cancers

## Up to ~20,000 US patients and ~39,000 patients globally

### OPC Opportunities

- **A** — **Immediate OPC Opportunity**
  *1L HPV16+, CPS ≥20 R/M OPC*
- **B** — **Expand to CPS 1-19**
  *1L HPV16+, CPS >1 R/M OPC*
- **C** — **Expand to Neoadjuvant/Adjuvant & 2L+**
  *HPV16+ OPC*

### Beyond OPC

- **D** — **Expand to Recurrent/Metastatic Non-OPC**
  *HPV16+ HNSCC*
- **E** — **Additional 2L+ Anogenital Opportunity**
  *HPV16+ Solid Tumors*



A
~1.5-3K
patients
B
~3-5.5K
patients
C
~4.5-8K
patients
D
~10-13K
patients
E
~17.5-20K
patients

Cumulative Patient Numbers

*Assuming full expansion beyond initial label (HPV16+ HNSCC and anogenital tumors)

Source: Trinity Life Sciences

44